STATE STREET INSTITUTIONAL INVESTMENT TRUST

Supplement Dated March 31, 2010

Prospectus Dated April 30, 2009

State Street Institutional Short-Term Tax Exempt Bond Fund

Effective April 1, 2010, the following information supplements the prospectus referenced above:

The following paragraphs are added before “The Administrator and Custodian” paragraph on page11:

Investment Sub-adviser. The Adviser has retained Nuveen Asset Management (“Nuveen”), as sub-adviser, to be responsible for the day-to-day management of the Fund’s investments, subject to supervision by the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the “Adviser,” such reference should also be read to refer to Nuveen where the context requires.

Nuveen, a wholly owned subsidiary of Nuveen Investments, Inc., is organized under the laws of the State of Delaware and an investment adviser registered with the SEC.  On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”).  Nuveen has adopted policies and procedures that address arrangements involving Nuveen and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest. Nuveen offers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of December 31, 2009, Nuveen managed approximately $69 billion in assets.  Nuveen’s principal address is 333 West Wacker Drive, Chicago, IL 60606.

In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen, the Adviser pays Nuveen 50% of the advisory fee paid by the Portfolio to the Adviser. Neither the Fund nor the Portfolio is responsible for the fees paid to Nuveen.

A summary of the factors considered by the Board of Trustees in connection with the approval of the investment sub-advisory agreement for the Fund will be available in the Fund’s semi-annual report dated June 30, 2010.

Portfolio Management.  Timothy Ryan, CFA, is the Portfolio Manager for the Portfolio.  Mr. Ryan is a Senior Vice President at Nuveen.  Mr. Ryan joined Nuveen in 2010.

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund and the Portfolio is available in the Statement of Additional Information (“SAI”).

Effective August 1, 2009, the following information supplements the prospectus referenced above:

The following replaces the similar paragraphs on page 8:

The Transfer Agent and Dividend Disbursing Agent.  Boston Financial Data Services, Inc. is the transfer agent and dividend disbursing agent.

The Distributor.  State Street Global Markets, LLC serves as the Funds’ distributor (the “Distributor”) pursuant to the Distribution Agreement between the Distributor and the Trust.

The following is added before the “Purchasing Shares” paragraph on page 8:

If you hold shares of the Fund through a broker-dealer or other financial intermediary, your intermediary may offer additional services and account features that are not described in this Prospectus. Please contact your intermediary directly for an explanation of these services.

The following replaces the first paragraph under “Purchasing Shares” on page 8:

Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Purchase orders in good form and payment received the same day by Fed Wire will receive that day’s NAV and will earn dividends declared on the date of the purchase.  All purchases that are made by check will begin earning dividends the following business day after the purchase date.

The following replaces the similar information after the second paragraph of “Purchasing Shares” on pages 8 and 9:

BY MAIL:

An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:

State Street Institutional Short-Term Tax Exempt Bond Fund
P.O. Box 8048
Boston, MA 02266-8048

BY OVERNIGHT:

State Street Institutional Short-Term Tax Exempt Bond Fund
30 Dan Road
Canton, MA 02021-2809

BY TELEPHONE/FAX:

An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to (816) 218-0400. Call the Fund at (866) 392-0869 between the hours of 8:00 a.m. ET and 5:00 p.m. ET to:

-	confirm receipt of the faxed Institutional Account Application Form (initial purchases only),

-	request your new account number (initial purchases only),

-	confirm the amount being wired and wiring bank,

-	confirm the name and number of the contact person in connection with the order at the wiring bank, and

-	receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund),

For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

Instruct your bank to transfer money by Federal Funds wire to:

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

ABA# 011000028
DDA# 9905-801-8
State Street Institutional Short-Term Tax Exempt Bond Fund
Account Number
Account Registration

The following replaces the similar information after the second paragraph of “Redeeming Shares” on pages 9 and 10:

BY MAIL

Send a signed letter to:

State Street Institutional Short-Term Tax Exempt Bond Fund
P.O. Box 8048
Boston, MA 02266-8048

The letter should include information necessary to process your request as described below. The Fund may require a medallion guarantee in certain circumstances. See “Medallion Guarantees” below.

BY OVERNIGHT:

State Street Institutional Short-Term Tax Exempt Bond Fund
30 Dan Road
Canton, MA 02021-2809

BY TELEPHONE

(866) 392-0869

Between the hours of 8:00 a.m. and 5:00 p.m. ET.

The Fund will need the following information to process your redemption request:

➢	name(s) of account owners;

➢	account number(s);

➢	the name of the Fund;

➢	your daytime telephone number; and

➢	the dollar amount or number of shares being redeemed.

The following replace the existing “About Telephone and Internet Transactions” paragraphs on page 10:

About Telephone Transactions. Telephone transactions are extremely convenient but are not free from risk. Neither the Fund nor the Fund’s agents will be responsible for any losses resulting from unauthorized telephone transactions if reasonable security procedures are followed. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and (iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone. If you are unable to reach us by telephone, consider sending written instructions.

The Fund may terminate the receipt of redemption or exchange orders by telephone at any time, in which case you may redeem or exchange shares by other means.

The following replaces the third paragraph on the Back Cover:

The SAI and the Fund’s annual and semi-annual reports are available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling State Street Global Markets, LLC at (800) 997-7327 or by writing to the Fund, c/o State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. The Fund’s website address is https://www.sttfunds.com.

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STATE STREET INSTITUTIONAL INVESTMENT TRUST

Supplement Dated March 31, 2010

Statement of Additional Information Dated April 30, 2009

State Street Institutional Short-Term Tax Exempt Bond Fund

Effective April 1, 2010, the following information supplements the Statement of Additional Information referenced above:

The following paragraphs are added before the section titled “The Administrator, Custodian and Transfer Agent” on page 28 :

Investment Sub-Advisory Agreements

Nuveen Asset Management ("Nuveen") serves as sub-adviser to the Short-Term Tax Exempt Bond Portfolio pursuant to the Investment Sub-Advisory Agreement dated April 1, 2010, as amended from time to time (the “Sub-Advisory Agreement”), by and between the Sub-Advisor and SSgA FM.

For its services under the Sub-Advisory Agreement, SSgA FM, and not the Portfolio, pays Nuveen a monthly fee at an annual rate equal to one-half of the earned management fee received by SSgA FM under the investment Sub-Advisory Agreement with the Portfolio, as calculated based on the Portfolio's average daily net assets during the period.  At April 1, 2010, the Sub-Advisory fee paid to Nuveen would have been 0.05%.

The Sub-Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Fund, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Sub-Adviser has informed the Fund that, in making its investment decisions, it will not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Sub-Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Sub-Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by the Fund managed by the Sub-Adviser or any such affiliate.

The Sub-Advisory Agreement would continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees of the Master Trust who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and either (A) the Trustees of the Master Trust or (B) a vote of a majority of the outstanding voting securities of the Portfolio. The Sub-Advisory Agreement will terminate automatically in the event of its assignment.  The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Master Trust, by a vote of a majority of the outstanding voting securities of the Portfolio or by SSgA FM, in each case, upon sixty (60) days’ written notice to Nuveen.  The Sub-Advisory Agreement is terminable at any time without penalty by Nuveen upon sixty (60) days’ written notice to SSgA FM.  In addition, SSgA FM or Nuveen generally may terminate the Sub-Advisory Agreement upon material breach of the Sub-Advisory Agreement by the other if such breach is not cured within thirty (30) days of the breaching party receiving written notice of such breach.

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